Exhibit 10.4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE	OF
					1	2
2. AMENDMENT/MODIFICATION NO. 082		3. EFFECTIVE DATE 11/21/2016		4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	5ACAAQ		7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ACAAQ
DALE D. PARSAN Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 (202) 268-2223		Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) FEDERAL EXPRESS CORPORATION 3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13) 04/23/2013
SUPPLIER CODE: 000389122		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐				☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning   ________   copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) Net Increase: [*] See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

By Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to:

-Update the buyer to Dale Parsan; and

-Incorporate Operating Period 28 (January) Scheduled and Ad Hoc Charters into the ACN-13-FX contract, with the following conditions:

A)    Once the Charters are scheduled they cannot be canceled.

B)    All Service and Scan penalties (reductions in payment) will be eliminated for Operating Period 28 in which these “Charters” operate.

C)    Volume will be inducted into the network at the Memphis Hub and will incur appropriate

Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON	15C. DATE SIGNED 11-29-16	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN	16C. DATE SIGNED 12/1/16
(Signature of person authorized to sign)		(Signature of Contracting Officer)
*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET		REQUISITION NO.			PAGE	OF
					2	2
CONTRACT/ORDER NO. ACN-13-FX/082	AWARD/ EFFECTIVE DATE 11/21/2016	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.		SOLICITATION ISSUE DATE
ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
7 9

tier pricing and will be processed normally.

FedEx will notify the Postal Service if the tender requirement is different than what is currently in the contract. Delivery does not change. Payments for said charters will be paid as part of the Operating Period reconciliation.

--------------------------------

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Delivery: 08/29/2016

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

FOB: Destination

Period of Performance: 09/30/2013 to 09/30/2020

Change Item 7 to read as follows:

Scheduled Charter Option

Account Number: 53703

This value is for estimation purposes only.

Change Item 9 to read as follows:

Ad Hoc Charter Option

Account Number: 53703

This value is for estimation purposes only.

[*] [*]

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FedEx Scheduled Charters--January Operating Period Weeks 1 (Jan 04-Jan10 )

Location	Days operated	Cubic Feet Requested	TUE	WED	THU	FRI	SAT	SUN	WEEKLY TOTAL	A/C TYPE	RATE	WEEKLY RATE
EWR	TUE, WED,THU, SAT, SUN,	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
RSW-TPA	TUE, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
LAX	SUN-MD-10	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
LAX	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHL	THU, SAT,SUN A300	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]
IAD-PHL	SAT- A300	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]
SLC	TUE,THU,SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHX	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
												[*]
Total Cube	Approved		[*]	[*]	[*]	[*]	[*]	[*]	[*]
# Charters			[*]	[*]	[*]	[*]	[*]	[*]	[*]

FedEx Scheduled Charters--January Operating Period Weeks,2 (Jan 11-Jan17 )

Location	Days operated	Cubic Feet Requested	TUE	WED	THU	FRI	SAT	SUN	WEEKLY TOTAL	A/C TYPE	RATE	WEEKLY RATE
EWR	TUE, WED,THU, SAT, SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
RSW-TPA	TUE, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
LAX	SUN-MD-10	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
LAX	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHL	THU, SAT,SUN A300	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]
IAD-PHL	SAT- A300	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]
SLC	TUE,THU,SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHX	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
												[*]
Total Cube	Approved		[*]	[*]	[*]	[*]	[*]	[*]	[*]
# Charters			[*]	[*]	[*]	[*]	[*]	[*]	[*]

FedEx Scheduled Charters--January Operating Period Week 3 (Jan 18-Jan 24 ) MLK Holiday week

Location	Days operated	Cubic Feet Requested	TUE	WED	THU	FRI	SAT	SUN
EWR	WED	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]
EWR	WED,THU, SAT,SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
TPA	WED,SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
LAX	WED	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
LAX	SAT,SUN-MD-10	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
PHL	THU,SAT,SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]
IAD-PHL	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]
PHX	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
SLC	WED,THU,SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHL	WED	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
Total Cube	Approved		[*]	[*]	[*]	[*]	[*]	[*]	[*]
# Charters			[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]
Total Cube MTD									[*]

FedEx Scheduled Charters--January Operating Period Weeks 4 ( Jan 25 - Jan 31 )

Location	Days operated	Cubic Feet Requested	TUE	WED	THU	FRI	SAT	SUN	WEEKLY TOTAL	A/C TYPE	RATE	WEEKLY RATE
EWR	TUE, WED,THU,SAT,	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
RSW-TPA	TUE, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
LAX	SUN-MD-10	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
LAX	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHL	THU, SAT,SUN A300	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]
IAD-PHL	SAT- A300	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]
SLC	TUE,THU,SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHX	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
[*]
Total Cube	Approved		[*]	[*]	[*]	[*]	[*]	[*]	[*]
# Charters			[*]	[*]	[*]	[*]	[*]	[*]	[*]
MTD Charters			[*]	[*]	[*]	[*]	[*]	[*]	[*]
MTD Revenue												[*]
MTD Cube			[*]	[*]	[*]	[*]	[*]	[*]	[*]

Orange	Adhoc Charters
Blue	Cube provided different than requested
Green	Cube provided matches request
Purple	PHL Cancelled for [*] and [*]

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.